Exhibit 10.1

[SYSCO Letterhead]

Date:November 29, 2012

To:JPMorgan Chase Bank, N.A., as U.S. Administrative Agent, and the Lenders

From: Sysco Corporation, a Delaware corporation (the “Company”)

Re:         Request for Extension of Maturity Date; Consent to Extension of Maturity Date

Reference is made to the Credit Agreement dated December 29, 2011 among the Company and Sysco International, ULC, as borrowers, the lenders party thereto, the guarantors party thereto and JPMorgan Chase Bank, N.A. as U.S. Administrative Agent, and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent (as amended to date, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings given in the Credit Agreement ).  This is an Extension Notice for purposes of Section 2.21 of the Credit Agreement.

Pursuant to Section 2.21 of the Credit Agreement, the Company hereby requests an extension of the Maturity Date to December 29, 2017 (the “Maturity Date Extension”).    The undersigned is a Financial Officer of the Company and certifies the following as of the date hereof:

(i)	no Default has occurred or is continuing; and
(ii)

the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (except to the extent that any such representations and warranties specifically relate by their terms to an earlier date, in which case, such representations and warranties were true and correct in all material respects on and as of such earlier date).

Consistent with Section 2.21, we request that you promptly furnish a copy of this Extension Notice to each Lender, and request that each Lender give their consent to the Maturity Date Extension by executing a counterpart of this Extension Notice where indicated below within 20 days of delivery to such Lender of this Extension Notice.  The Lenders executing this Extension Notice below (each, a “Consenting Lender”) hereby consent to the Maturity Date Extension and, upon the effectiveness of this Extension Notice and notwithstanding the additional certification required to be delivered on the Existing Maturity Date pursuant to Section 2.21 of the Credit Agreement (which additional certification is hereby waived by each Consenting Lender), the Maturity Date applicable to the Consenting Lenders shall be deemed to be December 29, 2017.

Sections 10.09 and 10.10 of the Credit Agreement are hereby incorporated herein by reference and shall apply to this Extension Notice, mutatis mutandis.  This Extension Notice may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

This Extension Notice shall become effective when it shall have been executed by the U.S. Administrative Agent and when the U.S. Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of the Canadian Administrative Agent, the Issuing Banks, the Swingline Lender and not less than the Required Lenders.  Upon the effectiveness of this Extension Notice, this Extension Notice (and the Credit Agreement as amended hereby) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Extension Notice by telecopy or electronic photocopy (i.e., “PDF”) shall be effective as delivery of a manually executed counterpart of this Extension Notice.

[Signature Pages follow]

Executed as of the date written above.

Sysco Corporation

_/s/_____________________________
Kathy Oates Gish
Vice President & Treasurer

Signature Page to Extension Notice

Acknowledged and Agreed:

JPMORGAN CHASE BANK, N.A., as Swingline Lender, an Issuing Bank, a Lender and U.S. Administrative Agent

By:       /s/_____________________________
Name: Sarah L. Freedman__________________
Title:    Executive Director_________________

Signature Page to Extension Notice

BANK OF AMERICA, N.A., as a Lender

By:       /s/_____________________________
Name: Sabrina  Hassan____________________
Title:    Vice President____________________

Bank of America, N.A. is executing this Extension Notice to evidence its agreement to the terms herein; provided, it is agreeing to extend the Maturity Date to December 29, 2017 only with respect to $44,000,000 of its $110,000,000 U.S. Commitment.  The remaining $66,000,000 of its U.S. Commitment shall continue to mature on the Existing Maturity Date of December 29, 2016.

Signature Page to Extension Notice

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Lender

By:       /s/_____________________________
Name: Medina  Sales de Andrade____________
Title:    Vice President____________________

Bank of America, N.A. (Canada Branch) is executing this Extension Notice to evidence its agreement to the terms herein; provided, it is agreeing to extend the Maturity Date to December 29, 2017 only with respect to $6,000,000 of its $15,000,000 Canadian Commitment.  The remaining $9,000,000 of its Canadian Commitment shall continue to mature on the Existing Maturity Date of December 29, 2016.

Signature Page to Extension Notice

WELLS FARGO BANK, N.A. , as a Lender

By:       /s/_____________________________
Name: Dana  D. Cagle_____________________
Title:    Director_________________________

Signature Page to Extension Notice

WELLS FARGO CAPITAL FINANCE CORPORATION (CANADA), as a Lender

By:       /s/_____________________________
Name: Raymond Eghobamien_______________
Title:    Vice President____________________

Signature Page to Extension Notice

TORONTO DOMINION (TEXAS) LLC, as a Lender

By:       /s/_____________________________
Name: Bebi Yasin_________________________
Title:    Authorized Signatory_______________

Signature Page to Extension Notice

THE TORONTO-DOMINION BANK, as a Lender

By:       /s/_____________________________
Name: Bebi Yasin_________________________
Title:    Authorized Signatory_______________

Signature Page to Extension Notice

GOLDMAN SACHS BANK USA, as a Lender

By:       /s/_____________________________
Name: Mark Walton________________________
Title:    Authorized Signatory_______________

Signature Page to Extension Notice

THE NORTHERN TRUST COMPANY, as a Lender

By:       /s/_____________________________
Name: Brandon C. Rolek____________________
Title:    Senior Vice President______________

Signature Page to Extension Notice

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:       /s/_____________________________
Name: Matt McCain________________________
Title:    Senior Vice President______________

Signature Page to Extension Notice

COMERICA BANK, as a Lender

By:       /s/_____________________________
Name: Joey Powell_________________________
Title:    Vice President____________________

Signature Page to Extension Notice

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:       /s/_____________________________
Name: M. Colin Warman____________________
Title:    Vice President____________________

Signature Page to Extension Notice

ZIONS FIRST NATIONAL BANK, as a Lender

By:       /s/_____________________________
Name: Jennifer Christopulos________________
Title:    Senior Vice President______________

Signature Page to Extension Notice

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:       /s/_____________________________
Name: Patrick Engel________________________
Title:    Vice President____________________

Signature Page to Extension Notice

HSBC BANK USA, N.A. , as a Lender

By:       /s/_____________________________
Name: Sarah S. Knudsen___________________
Title:    Vice President____________________

Signature Page to Extension Notice

THE BANK OF NEW YORK MELLON, as a Lender

By:       /s/_____________________________
Name: David B. Wirl________________________
Title:    Managing Director_________________